                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                               --------------
                                 FORM 8-A/A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         ReleaseNow.com Corporation
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           (Exact Name of Registrant as Specified in Its Charter)

    Delaware                                                         13-3763161
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(State of Incorporation or Organization)                    (I.R.S. Employer
                                                            Identification No.)

     990 Commercial Street, San Carlos, CA                             94070
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    (Address of principal executive offices)                         (Zip Code)

If this form relates to the registration of a class of securities pursuant to
 Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
 Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [x]

Securities Act registration statement file number to which this form relates:
  333-95559
  ---------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class             Name of Each Exchange on Which
   to be so Registered             Each Class is to be Registered
   -------------------             -------------------------------
     Not Applicable                         Not Applicable
--------------------------         --------------------------------

--------------------------         --------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
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                                  (Title of Class)


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                                 (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-95559) (the "Registration Statement"), as originally filed on January 28, 2000, or as subsequently amended.

Item 2.  Exhibits.
         --------

Exhibit
Number   Description
------   -----------

   1.1*  Form of Underwriting Agreement.
   3.1   Restated Certificate of Incorporation of Registrant.
   3.2   Bylaws of Registrant.
   4.1   Form of Registrant's Common Stock Certificate.
   4.2   Amended and Restated Investors' Rights Agreement dated December 30,
         1999.
   4.3 Warrant to Purchase 42,000 shares of Series A preferred stock dated as of July 31, 1996 granted by Registrant to Venture Lending & Leasing, Inc.--incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.4 Warrant to Purchase 70,000 shares of Series B preferred stock dated as of July 31, 1996 granted by Registrant to Venture Lending & Leasing, Inc.--incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.5 Warrant to Purchase 13,383 shares of Series C preferred stock dated as of July 10, 1997 granted by Registrant to Imperial Bank-- incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.6 Warrant to Purchase 12,283 shares of Series D preferred stock dated as of April 16, 1999 granted by Registrant to Comdisco, Inc.-- incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.7   Warrant to Purchase 8,625 shares of Series F preferred stock dated as of September 9, 1999 granted by Registrant to Comdisco, Inc.-- incorporated by reference to Exhibit 4.7 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   5.1 Opinion of Brobeck, Phleger & Harrison LLP regarding legality of the securities being issued.
  10.1 Form of Indemnification Agreement entered into by and between Registrant and its directors and officers--incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.2 1996 Stock Plan and related agreements, as amended--incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.3 1998 Stock Option/Stock Issuance Plan, as amended, and related agreements--incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.4 2000 Stock Incentive Plan and related agreements--incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.5 2000 Employee Stock Purchase Plan and related agreements-- incorporated by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.6 Standard Industrial/Commercial Multi-Tenant Lease dated as of August 10, 1998 by and between W.F. Batton Company, Inc. and Registrant, as amended--incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.7+ Electronic Software Distribution Agreement dated as of June 28, 1999 by and between Macromedia, Inc. and Registrant, as amended-- incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.8 Loan Agreement dated June 26, 1996 as amended, by and between Venture Lending and Leasing, Inc. and Registrant--incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.9 Master Lease Agreement and Addendum dated April 16, 1999 by and between Comdisco, Inc. and Registrant--incorporated by reference to
         Exhibit 10.9 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.10 Letter Agreement dated November 10, 1999 by and between Carolyn A. Rogers and Registrant, Stock Purchase Agreement and Promissory Note secured by Stock Pledge Agreement--incorporated by reference to
         Exhibit 10.10 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.11 Employment Letter Agreement dated September 29, 1998 by and between Eric J. Holstege and Registrant--incorporated by reference to
         Exhibit 10.11 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.12  Employment Letter Agreement dated June 9, 1999 by and between Frank
         D. Maylett and Registrant--incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.13  Employment Letter Agreement dated May 20, 1999 by and between Michael
         J. Maulick and Registrant--incorporated by reference to Exhibit 10.13 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.14 Employment Letter Agreement dated December 7, 1998 by and between Joan P. Walsh and Registrant--incorporated by reference to Exhibit
         10.14 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.15 Employment Letter Agreement dated February 17, 1999 by and between David A. Roman and Registrant--incorporated by reference to Exhibit
         10.15 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.16 Form of Stock Purchase Agreement, Promissory Note and Stock Pledge Agreement by and between Registrant and Messrs. Holstege, Maulick, Roman and Ms. Walsh.
  10.17+ Electronic Software Distribution Agreement by and between Network ICE and Registrant.
  21.1 Subsidiaries of Registrant--incorporated by reference to Exhibit 21.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  23.1   Consent of Brobeck, Phleger & Harrison LLP.
  23.2 Consent of PricewaterhouseCoopers, LLP, Independent Accounts-- incorporated by reference to Exhibit 23.2 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  24.1 Power of Attorney--incorporated by reference to Exhibit 24.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  27.1 Financial Data Schedule--incorporated by reference to Exhibit 27.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
----------------------------
*  To be filed by amendment.
+  Confidential treatment requested.

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              ReleaseNow.Com Corporation


Date:  February 16, 2000      By: /s/ Joan P. Walsh
                                 ---------------------------------------------
                                 Joan P. Walsh
                                 Chief Financial Officer and Vice President of Finance

                                 EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

   1.1*  Form of Underwriting Agreement.
   3.1   Restated Certificate of Incorporation of Registrant.
   3.2   Bylaws of Registrant.
   4.1   Form of Registrant's Common Stock Certificate.
   4.2   Amended and Restated Investors' Rights Agreement dated December 30,
         1999.
   4.3 Warrant to Purchase 42,000 shares of Series A preferred stock dated as of July 31, 1996 granted by Registrant to Venture Lending & Leasing, Inc.--incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.4 Warrant to Purchase 70,000 shares of Series B preferred stock dated as of July 31, 1996 granted by Registrant to Venture Lending & Leasing, Inc.--incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.5 Warrant to Purchase 13,383 shares of Series C preferred stock dated as of July 10, 1997 granted by Registrant to Imperial Bank-- incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.6 Warrant to Purchase 12,283 shares of Series D preferred stock dated as of April 16, 1999 granted by Registrant to Comdisco, Inc.-- incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   4.7   Warrant to Purchase 8,625 shares of Series F preferred stock dated as of September 9, 1999 granted by Registrant to Comdisco, Inc.-- incorporated by reference to Exhibit 4.7 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
   5.1 Opinion of Brobeck, Phleger & Harrison LLP regarding legality of the securities being issued.
  10.1 Form of Indemnification Agreement entered into by and between Registrant and its directors and officers--incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.2 1996 Stock Plan and related agreements, as amended--incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.3 1998 Stock Option/Stock Issuance Plan, as amended, and related agreements--incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.4 2000 Stock Incentive Plan and related agreements--incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.5 2000 Employee Stock Purchase Plan and related agreements-- incorporated by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.6 Standard Industrial/Commercial Multi-Tenant Lease dated as of August 10, 1998 by and between W.F. Batton Company, Inc. and Registrant, as amended--incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.7+ Electronic Software Distribution Agreement dated as of June 28, 1999 by and between Macromedia, Inc. and Registrant, as amended-- incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.8 Loan Agreement dated June 26, 1996 as amended, by and between Venture Lending and Leasing, Inc. and Registrant--incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.9 Master Lease Agreement and Addendum dated April 16, 1999 by and between Comdisco, Inc. and Registrant--incorporated by reference to
         Exhibit 10.9 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.10 Letter Agreement dated November 10, 1999 by and between Carolyn A. Rogers and Registrant, Stock Purchase Agreement and Promissory Note secured by Stock Pledge Agreement--incorporated by reference to
         Exhibit 10.10 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.11 Employment Letter Agreement dated September 29, 1998 by and between Eric J. Holstege and Registrant--incorporated by reference to
         Exhibit 10.11 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.12  Employment Letter Agreement dated June 9, 1999 by and between Frank
         D. Maylett and Registrant--incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.13  Employment Letter Agreement dated May 20, 1999 by and between Michael
         J. Maulick and Registrant--incorporated by reference to Exhibit 10.13 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.14 Employment Letter Agreement dated December 7, 1998 by and between Joan P. Walsh and Registrant--incorporated by reference to Exhibit
         10.14 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.15 Employment Letter Agreement dated February 17, 1999 by and between David A. Roman and Registrant--incorporated by reference to Exhibit
         10.15 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  10.16 Form of Stock Purchase Agreement, Promissory Note and Stock Pledge Agreement by and between Registrant and Messrs. Holstege, Maulick, Roman and Ms. Walsh.
  10.17+ Electronic Software Distribution Agreement by and between NetworkICE and Registrant.
  21.1 Subsidiaries of Registrant--incorporated by reference to Exhibit 21.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  23.1*  Consent of Brobeck, Phleger & Harrison LLP.
  23.2 Consent of PricewaterhouseCoopers, LLP, Independent Accounts-- incorporated by reference to Exhibit 23.2 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  24.1 Power of Attorney--incorporated by reference to Exhibit 24.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
  27.1 Financial Data Schedule--incorporated by reference to Exhibit 27.1 to the Company's Registration Statement on Form S-1 (File No. 333-95559).
----------------------------
*  To be filed by amendment.
+  Confidential treatment requested.